Prepared as of May 6, 2009

GGP Consolidation — Sources & Uses of Cash — CONSOLIDATED	Proposed DIP Provider (as of 5/6/09): Exchangeable Noteholders
Cash Forecast through week ended 07/31/09
($000’s)

Week	1	2	3	4	5	6	7	8	9	10	11	12	13
Week Ended	5/8/2009	5/15/2009	5/22/2009	5/29/2009	6/5/2009	6/12/2009	6/19/2009	6/26/2009	7/3/2009	7/10/2009	7/17/2009	7/24/2009	7/31/2009	Total
Receipts
Receipts (Mall/Office)	$123,180	$68,223	$15,282	$10,596	$141,166	$28,971	$18,240	$16,342	$97,339	$73,365	$37,671	$21,013	$18,633	$670,022
Management Fees / Other Income	1,071	1,071	1,071	5,673	7,812	1,132	1,132	6,051	960	960	960	960	4,671	33,522

	$124,250	$69,293	$16,353	$16,269	$148,977	$30,103	$19,372	$22,394	$98,299	$74,325	$38,630	$21,973	$23,305	$703,544

Operating Disbursements
Utilities	(2,420)	(8,307)	(2,321)	(569)	(1,821)	(680)	(1,967)	(2,033)	(1,557)	(2,383)	(1,995)	(1,295)	(1,402)	(28,751)
SG&A,Ordinary Capital, CAM & Other	(23,718)	(37,429)	(37,960)	(49,087)	(21,855)	(24,129)	(13,370)	(27,516)	(17,945)	(20,398)	(13,079)	(19,241)	(16,858)	(322,584)
Income Tax	—	—	—	—	—	—	(13,091)	—	—	—	—	—	—	(13,091)
Development Capital	(2,334)	(2,968)	(3,905)	(7,092)	(3,110)	(4,907)	(2,498)	(4,731)	(3,199)	(6,975)	(2,928)	(5,711)	(4,015)	(54,373)
Headquarter Costs	(643)	(4,006)	(2,695)	(4,167)	(740)	(1,998)	(1,069)	(2,956)	(958)	(4,650)	(288)	(2,150)	(1,454)	(27,775)
Payroll	(9,520)	(60)	(9,520)	(60)	(9,520)	(60)	(8,441)	(60)	(8,191)	(60)	(8,191)	(60)	(8,441)	(62,186)

	$(38,636)	$(52,769)	$(56,402)	$(60,974)	$(37,046)	$(31,774)	$(40,437)	$(37,296)	$(31,851)	$(34,466)	$(26,481)	$(28,456)	$(32,170)	$(508,759)

Other Receipts / Disbursements
JV Cash (Outflow)/Inflow	(1,058)	(803)	(285)	—	(1,878)	759	(37)	725	—	1,138	3,765	3,765	3,765	9,856
Master Planned Communities (Outflow)/Inflow	(737)	(737)	(737)	(737)	(19)	(19)	(19)	(19)	(299)	(299)	(299)	(299)	(299)	(4,516)

	$(1,795)	$(1,540)	$(1,022)	$(737)	$(1,897)	$741	$(55)	$707	$(299)	$840	$3,466	$3,466	$3,466	$5,341

Pre-Petition Financing
Interest Expense — Secured	(25,909)	(12,504)	—	(328)	(60,254)	(22,245)	(2,138)	(339)	(52,228)	(27,598)	(2,966)	(166)	(920)	(207,595)
Principal Amortization — Secured	(1,439)	(232)	—	—	(1,715)	(361)	—	—	(2,268)	(1,018)	—	—	—	(7,034)
Goldman Agented Loan Payoff	—	(213,021)	—	—	—	—	—	—	—	—	—	—	—	(213,021)

	$(27,348)	$(225,757)	$0	$(328)	$(61,969)	$(22,606)	$(2,138)	$(339)	$(54,496)	$(28,616)	$(2,966)	$(166)	$(920)	$(427,650)

Post-Petition Financing
DIP Funding	—	400,000	—	—	—	—	—	—	—	—	—	—	—	400,000
DIP Fees & Interest	—	(4,000)	—	—	(2,375)	—	—	—	(4,750)	—	—	—	—	(11,125)

	$0	$396,000	$0	$0	$(2,375)	$0	$0	$0	$(4,750)	$0	$0	$0	$0	$388,875

Restructuring Related Professional Fees	—	—	—	—	—	—	(7,000)	—	—	—	(13,000)	—	(1,075)	(21,075)

Net Cash Activity	$56,471	$185,227	$(41,071)	$(45,770)	$45,691	$(23,537)	$(30,258)	$(14,535)	$6,903	$12,083	$(351)	$(3,183)	$(7,394)	$140,275

Consolidated Available Cash Balance	$184,365	$369,592	$328,521	$282,751	$328,441	$304,905	$274,646	$260,112	$267,015	$279,098	$278,747	$275,563	$268,169	$268,169

Prepared as of May 6, 2009

GGP Consolidation — Sources & Uses of Cash — FILING ENTITIES Cash Forecast through week ended 07/31/09 ($000’s)	Proposed DIP Provider (as of 5/6/09): Exchangeable Noteholders

Week	1	2	3	4	5	6	7	8	9	10	11	12	13
Week Ended	5/8/2009	5/15/2009	5/22/2009	5/29/2009	6/5/2009	6/12/2009	6/19/2009	6/26/2009	7/3/2009	7/10/2009	7/17/2009	7/24/2009	7/31/2009	Total
Receipts
Receipts (Mall/Office)	$104,140	$62,513	$11,098	$8,600	$122,714	$25,482	$15,986	$14,304	$86,472	$65,163	$33,436	$18,630	$16,515	$585,054
Management Fees / Other Income	304	304	304	304	6,992	312	312	312	217	217	217	217	217	10,229

	$104,443	$62,817	$11,402	$8,904	$129,705	$25,794	$16,298	$14,616	$86,690	$65,380	$33,653	$18,848	$16,732	$595,283

Operating Disbursements
Utilities	(2,205)	(8,199)	(2,114)	(518)	(1,675)	(626)	(1,809)	(1,870)	(1,426)	(2,181)	(1,827)	(1,185)	(1,284)	(26,919)
SG&A,Ordinary Capital, CAM & Other	(21,750)	(35,130)	(35,677)	(45,889)	(19,404)	(22,632)	(11,455)	(23,984)	(16,456)	(17,919)	(11,235)	(16,521)	(14,030)	(292,081)
Income Tax	—	—	—	—	—	—	(10,572)	—	—	—	—	—	—	(10,572)
Development Capital	(2,255)	(2,947)	(3,826)	(7,049)	(3,054)	(4,887)	(2,466)	(4,654)	(3,054)	(6,793)	(2,795)	(5,534)	(3,833)	(53,146)
Headquarter Costs	(1,106)	(2,484)	(3,159)	(1,645)	(1,061)	(322)	(1,311)	(280)	(1,640)	(2,602)	(969)	(102)	(2,215)	(18,895)
Payroll	(5,534)	(60)	(5,534)	(60)	(5,524)	(60)	(5,524)	(60)	(5,462)	(60)	(5,462)	(60)	(5,632)	(39,033)

	$(32,850)	$(48,820)	$(50,311)	$(55,160)	$(30,718)	$(28,527)	$(33,137)	$(30,848)	$(28,037)	$(29,555)	$(22,288)	$(23,403)	$(26,993)	$(440,646)

Other Receipts / Disbursements
Master Planned Communities (Outflow)/Inflow	(597)	(597)	(597)	(597)	65	65	65	65	(44)	(44)	(44)	(44)	(44)	(2,348)

	$(597)	$(597)	$(597)	$(597)	$65	$65	$65	$65	$(44)	$(44)	$(44)	$(44)	$(44)	$(2,348)

Pre-Petition Financing
Interest Expense — Secured	(16,007)	(11,968)	—	(328)	(50,854)	(18,629)	(2,138)	(339)	(44,529)	(22,427)	(2,966)	(166)	(920)	(171,271)
Goldman Agented Loan Payoff	—	(213,021)	—	—	—	—	—	—	—	—	—	—	—	(213,021)

	$(16,007)	$(224,989)	$0	$(328)	$(50,854)	$(18,629)	$(2,138)	$(339)	$(44,529)	$(22,427)	$(2,966)	$(166)	$(920)	$(384,292)

Post-Petition Financing
DIP Funding	—	400,000	—	—	—	—	—	—	—	—	—	—	—	400,000
DIP Fees & Interest	—	(4,000)	—	—	(2,375)	—	—	—	(4,750)	—	—	—	—	(11,125)

	$0	$396,000	$0	$0	$(2,375)	$0	$0	$0	$(4,750)	$0	$0	$0	$0	$388,875

Restructuring Related Professional Fees	—	—	—	—	—	—	(7,000)	—	—	—	(13,000)	—	(1,075)	(21,075)

Net Cash Activity	$54,989	$184,411	$(39,506)	$(47,181)	$45,823	$(21,297)	$(25,913)	$(16,506)	$9,330	$13,354	$(4,645)	$(4,765)	$(12,299)	$135,797

Debtor Cash Balance	$67,689	$252,101	$212,595	$165,414	$211,237	$189,940	$164,027	$147,521	$156,851	$170,206	$165,561	$160,796	$148,497	$148,497

Prepared as of May 6, 2009

GGP Consolidation Summary — CONSOLIDATED	Proposed DIP Provider (as of 5/6/09): Exchangeable Noteholders
2009-10 Cash Flow Forecast
($000’s)

									May - Dec
	May-09	Jun-09	Jul-09	Aug-09	Sep-09	Oct-09	Nov-09	Dec-09	2009

Cash Flow from Operations:
Net Operating Cash for Mall/Office (Excl. JV’s)	$97,162	$141,308	$146,619	$140,115	$156,229	$150,757	$168,533	$189,993	$1,190,717
Master Planned Communities	(2,947)	(75)	(1,494)	(4,168)	(3,033)	(4,730)	(2,430)	1,270	(17,607)
JV Cash (Outflow)/Inflow	(2,146)	(430)	4,553	(2,452)	1,210	1,678	(2,134)	2,792	3,072
Management Fees/Other	8,885	9,447	8,510	8,058	8,550	9,161	8,261	8,253	69,125

Total Cash Flow from Operations	$100,954	$150,250	$158,189	$141,553	$162,956	$156,865	$172,231	$202,308	$1,245,307

Corporate, Property Improvement, Capital Expenses:
Ordinary Capital (Maintenance Cap Ex)	(11,121)	(3,607)	(3,044)	(3,740)	(4,698)	(3,064)	(3,543)	(938)	(33,755)
Tenant Allowances	(15,030)	(5,491)	(2,912)	(4,779)	(3,904)	(8,632)	(8,221)	(4,275)	(53,244)
Development Expenditures	(11,838)	(15,247)	(19,441)	(19,623)	(6,934)	(3,230)	(5,953)	(3,443)	(85,709)
Headquarter Costs	(23,979)	(19,326)	(20,603)	(20,375)	(19,492)	(21,293)	(20,587)	(20,293)	(165,947)
Income Taxes	—	(13,091)	—	—	(8,966)	—	—	(8,116)	(30,173)

	(61,968)	(56,762)	(45,999)	(48,518)	(43,995)	(36,219)	(38,303)	(37,064)	(368,827)

Restructuring Related Expenses:
GGP Ongoing Restructuring Fees	—	(7,000)	(14,075)	(13,000)	(13,000)	(11,075)	(10,000)	(10,000)	(78,151)
A/P Paydown	(330)	(1,462)	(1,462)	(1,462)	(1,132)	(1,132)	(1,132)	—	(8,110)
Utility Deposits	(7,100)	—	—	—	—	—	—	—	(7,100)
Resumption of Portion of Lost Vendor Terms	—	—	—	—	—	—	—	—	—
Critical Vendor Payments	(17,113)	(15,725)	—	—	—	—	—	—	(32,838)

	(24,543)	(24,187)	(15,537)	(14,462)	(14,132)	(12,207)	(11,132)	(10,000)	(126,199)

Financing Related Expenses:
DIP Funding	400,000	—	—	—	—	—	—	—	400,000
DIP Fees & Interest	(4,000)	(2,375)	(4,750)	(4,750)	(4,750)	(4,750)	(4,750)	(4,750)	(34,875)
Goldman Agented Loan	(213,021)	—	—	—	—	—	—	—	(213,021)
Interest Expense — Secured	(80,176)	(84,976)	(83,154)	(84,943)	(84,971)	(83,179)	(85,370)	(83,222)	(669,990)
Principal Amortization	(2,214)	(2,076)	(3,205)	(2,098)	(2,109)	(2,268)	(2,131)	(2,290)	(18,392)
Common Stock Dividends	—	—	—	—	—	—	—	—	—
Preferred Unit Distributions	—	—	—	—	—	—	—	—	—

	$100,589	$(89,427)	$(91,110)	$(91,791)	$(91,830)	$(90,197)	$(92,251)	$(90,262)	$(536,278)

Total Uses of Cash	14,079	(170,376)	(152,646)	(154,770)	(149,957)	(138,622)	(141,686)	(137,326)	(1,031,304)

Net Cash Activity	$115,033	$(20,125)	$5,543	$(13,217)	$13,000	$18,243	$30,545	$64,983	$214,004

Consolidated Unrestricted Cash Balance	$282,751	$262,626	$268,169	$254,951	$267,951	$286,194	$316,739	$381,722	$381,722

Prepared as of May 6, 2009

GGP Consolidation Summary — CONSOLIDATED	Proposed DIP Provider (as of 5/6/09): Exchangeable Noteholders
2009-10 Cash Flow Forecast
($000’s)

	Jan-10	Feb-10	Mar-10	Apr-10	May-10	Jun-10	Jul-10	Aug-10	Sep-10	Oct-10	Nov-10	Dec-10	2010

Cash Flow from Operations:
Net Operating Cash for Mall/Office (Excl. JV’s)	$137,286	$134,468	$138,705	$155,166	$161,223	$150,041	$145,670	$136,392	$152,168	$150,146	$164,640	$191,161	$1,817,065
Master Planned Communities	(6,039)	(1,121)	(5,408)	(273)	(9,535)	238	(1,078)	(5,443)	(991)	(6,067)	(1,998)	(483)	(38,199)
JV Cash (Outflow)/Inflow	5,010	4,992	7,052	4,355	3,649	3,044	8,324	3,918	3,498	6,030	2,433	9,332	61,635
Management Fees/Other	7,348	7,660	7,162	8,049	6,951	6,792	7,114	6,590	6,722	6,597	7,385	8,573	86,943

Total Cash Flow from Operations	$143,605	$145,999	$147,511	$167,297	$162,288	$160,114	$160,030	$141,457	$161,397	$156,706	$172,459	$208,582	$1,927,444

Corporate, Property Improvement, Capital Expenses:
Ordinary Capital (Maintenance Cap Ex)	(8,556)	(4,941)	(12,178)	(7,704)	(5,859)	(18,429)	(9,588)	(8,669)	(12,260)	(6,655)	(1,482)	(1,963)	(98,284)
Tenant Allowances	(1,316)	(1,195)	(2,420)	(7,311)	(5,726)	(7,661)	(1,962)	(10,512)	(2,748)	(4,391)	(11,936)	(2,167)	(59,345)
Development Expenditures	(7,379)	(4,280)	(5,584)	(8,200)	(10,106)	(6,992)	(11,343)	(5,478)	(5,764)	(8,281)	(6,362)	(7,338)	(87,107)
Headquarter Costs	(49,979)	(18,051)	(22,178)	(21,486)	(19,678)	(19,371)	(18,849)	(18,086)	(17,204)	(18,868)	(18,401)	(19,446)	(261,597)
Income Taxes	—	—	—	(6,945)	—	(8,795)	—	—	(6,445)	—	—	(5,595)	(27,780)

	(67,230)	(28,468)	(42,360)	(51,645)	(41,370)	(61,248)	(41,742)	(42,745)	(44,421)	(38,194)	(38,181)	(36,509)	(534,113)

Restructuring Related Expenses:
GGP Ongoing Restructuring Fees	(10,075)	(9,000)	(9,000)	(10,075)	(9,000)	(9,000)	(10,075)	(9,000)	(9,000)	(10,075)	(9,000)	(9,000)	(112,301)
A/P Paydown	—	—	—	—	—	—	—	—	—	—	—	—	—
Utility Deposits	—	—	—	—	—	—	—	—	—	—	—	—	—
Resumption of Portion of Lost Vendor Terms	—	—	8,333	8,333	8,333	—	—	—	—	—	—	—	25,000
Critical Vendor Payments	—	—	—	—	—	—	—	—	—	—	—	—	—

	(10,075)	(9,000)	(667)	(1,742)	(667)	(9,000)	(10,075)	(9,000)	(9,000)	(10,075)	(9,000)	(9,000)	(87,301)

Financing Related Expenses:
DIP Funding	—	—	—	—	—	—	—	—	—	—	—	—	—
DIP Fees & Interest	(4,750)	(4,750)	(4,750)	(4,750)	(4,750)	(4,750)	(4,750)	(4,750)	(4,750)	(4,750)	(4,750)	(4,750)	(57,000)
Goldman Agented Loan	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest Expense — Secured	(86,124)	(85,646)	(78,850)	(86,289)	(83,511)	(86,031)	(84,362)	(86,194)	(86,601)	(84,837)	(86,800)	(84,601)	(1,019,845)
Principal Amortization	(2,154)	(2,165)	(2,616)	(2,189)	(2,347)	(2,157)	(3,329)	(2,180)	(2,191)	(2,338)	(2,205)	(2,361)	(28,233)
Common Stock Dividends	—	—	(12,000)	—	—	—	—	—	—	—	—	—	(12,000)
Preferred Unit Distributions	(200)	—	—	—	—	—	—	—	—	—	—	—	(200)

	$(93,228)	$(92,561)	$(98,216)	$(93,228)	$(90,608)	$(92,938)	$(92,441)	$(93,124)	$(93,542)	$(91,925)	$(93,755)	$(91,712)	$(1,117,278)

Total Uses of Cash	$(170,533)	$(130,029)	$(141,243)	$(146,615)	$(132,644)	$(163,186)	$(144,258)	$(144,869)	$(146,963)	$(140,194)	$(140,935)	$(137,221)	$(1,738,692)

Net Cash Activity	$(26,928)	$15,970	$6,268	$20,682	$29,644	$(3,072)	$15,771	$(3,412)	$14,434	$16,511	$31,524	$71,361	$188,752

Consolidated Unrestricted Cash Balance	$354,793	$370,763	$377,031	$397,713	$427,356	$424,284	$440,056	$436,644	$451,077	$467,589	$499,113	$570,474	$570,474

Prepared as of May 6, 2009

General Growth Properties
Cash Forecast Analysis
($ MM’s)
Proposed DIP Provider (as of 5/6/09): Exchangeable Noteholders

	Apr - Dec		Cumulative
	2009	2010	2009-2010
Debtor Net Operating Cash Flow
Property Level Debtors With Positive Operating Cash Flow (1)	$427.8	$672.0	$1,099.8
Income Taxes (2)	(6.6)	(6.6)	(13.2)

Potential Forecasted Debtor Administrative Claim	$421.2	$665.4	$1,086.6

Other Net Cash Flow Items
Property Level Debtors with Negative Operating Cash Flow	$(69.8)	$(49.9)	$(119.7)
Property Level Operating Cash Flow From DIP Lender Collateral	54.5	62.9	117.5
Non-Debtor Properties Operating Cash Flow	(28.3)	4.4	(23.9)
Other Unallocated Items	(11.5)	25.6	14.2
Income Taxes	(20.0)	(30.1)	(50.1)
Unallocated Headquarter Costs	(14.0)	(15.7)	(29.8)
Restructuring Professional Fees	(80.2)	(112.3)	(192.5)
DIP Interest	(49.9)	(57.0)	(106.9)

Total Net Cash Flow	$(219.1)	$(172.1)	$(391.2)

Sources of Cash
Beginning Cash Balance (3)	$133.1	$106.6	$133.1
Excess liquidity from DIP loan transaction	192.6	N/A	192.6

Total Liquidity Available	$325.7	$106.6	$325.7
Less: Net Cash Flow Other Items	$(219.1)	$(172.1)	$(391.2)

Potential Excess/(Shortfall)	$106.6	$(65.5)	$(65.5)

Appraised Value of Goldman Properties	609.1	609.1	609.1
Less DIP Loan	(400.0)	(400.0)	(400.0)

Additional Value from Goldman Assets	209.1	209.1	209.1

Potential Excess/(Shortfall) After Value From Goldman Properties	$315.7	$143.6	$143.6

Notes:

1	Net cash flow is calculated by reducing receipts by mall level expenses, ordinary capital, tenant allowances, development expenditures, headquarter costs and secured interest expense.

2	Assumes income taxes related to trs activities.

3	Beginning cash balance of $133.1MM is GGP’s consolidated bank balance as of March 31, 2009.